UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2005

Radyne Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-11685	11-2569467

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3138 E. Elwood Street, Phoenix AZ		85034

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 602-437-9620

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          ITEM 2.02     Results of Operations and Financial Condition

          On September 8, 2005 Radyne Corporation presented financial information at the Roth Capital Partners New York Conference in New York City.

See additional information in the presentation furnished as exhibit 99.01.

          ITEM 9.01     Financial Statements and Exhibits

                        (c)     Exhibits

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RADYNE CORPORATION

/s/ Garry D. Kline

Garry D. Kline Corporate Controller

Date September 8, 2005